UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities

Exchange Act of 1934 (Amendment No.          )

Filed by the Registrant	☒
Filed by a Party other than the Registrant	☐

Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Materials Pursuant to §240.14a-12

AMERICAN CENTURY INTERNATIONAL BOND FUNDS
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant

Payment of Filing Fee (Check the appropriate box):

☒	No Fee required.
☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

	1)	Title of each class of securities to which transaction applies:

	2)	Aggregate number of securities to which transaction applies:

	3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

	4)	Proposed maximum aggregate value of transaction:

	5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐

Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously.  Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

	1)	Amount Previously Paid:

	2)	Form, Schedule or Registration Statement No.:

	3)	Filing Party:

Proxy Statement

July 3, 2014

Important Voting Information Inside

American Century International Bond Fund

July 3, 2014

International Bond Fund Shareholders: Proxy proposals for your vote

Dear Shareholder,

We are asking you to vote on two proposals regarding your International Bond Fund. Your vote is extremely important, no matter how large or small your holdings.

The Board of Trustees for this fund, including the Independent Trustees, unanimously approved and recommends that you vote FOR the proposals. The Q&A and proxy materials on the following pages describe in more detail the proposals below:

1.	To approve a change in International Bond Fund’s investment objective.

2.	To approve re-classification of International Bond Fund’s investment objective from “fundamental” to “non-fundamental.”

How to vote

Vote by one of the following methods:

●	Online – Please have your vote card handy for the web address and your voting number.
●	Phone – Please have your vote card handy for the phone number and your voting number.
●	Mail – Mark your proxy vote, sign and return in the enclosed postage-paid envelope.

Questions?

Our proxy solicitor, D.F. King & Co., Inc., may contact you if we haven’t received your vote. If you have any proxy questions or need assistance in casting your vote, please contact D.F. King & Co., Inc. at 1-888-505-5751. Thank you for investing with American Century Investments.

Sincerely,

Jonathan S. Thomas
President and Chief Executive Officer
American Century Investments

American Century Investments

4500 Main Street, Kansas City, Missouri 64111

AMERICAN CENTURY INVESTMENTS

International Bond Fund

IMPORTANT NEWS FOR SHAREHOLDERS

While we encourage you to read all of the proxy materials, you will find a brief overview of the proposals below. The overview and accompanying Q&A contain limited information, should be read in conjunction with, and are qualified by reference to, the more detailed information contained elsewhere in the proxy statement.

Shareholders of the International Bond Fund are being asked to consider the following proposals:

1.

To approve a change in the International Bond Fund’s investment objective from seeking “high total return by investing in high-quality, non-dollar-denominated government and corporate debt securities outside the US” to seeking “total return”; and

2.	To approve reclassification of the International Bond Fund’s investment objective from “fundamental” to “non-fundamental.”

Questions and Answers

Q.     When will the special meeting be held? Who can vote?

A.     The special meeting will be held on September 15, 2014, at 10:00 a.m. Central Time at American Century’s office at 4500 Main Street, Kansas City, Missouri. Please note this will be a business meeting only. No presentations about the fund are planned. If you owned shares of the fund at the close of business on June 30, 2014, you are entitled to vote, even if you later sold the shares. Each shareholder is entitled to one vote per dollar of shares owned, with fractional dollars voting proportionally.

Q.    What is the proposed change to the investment objective of the International Bond Fund?

A.     Currently, the investment objective of the International Bond Fund states that "the fund seeks high total return by investing in high-quality, non-dollar-denominated government and corporate debt securities outside the United States." The Board of Trustees has proposed to change the fund’s investment objective to an investment objective of seeking "total return.”

Q.     How will changing the investment objective of the International Bond Fund to an investment objective of seeking “total return” affect my investment in the International Bond Fund?

A.     The proposal to change the investment objective to an investment objective of seeking “total return” will broaden the fund’s country, currency, sector and security universe by permitting it to invest across the entire credit spectrum. It is anticipated that, if the proposed investment objective is approved by shareholders, the fund would revise its investment strategy to permit it to invest in the lower two investment-grade categories as well as non-investment grade debt securities (“junk bonds”), which could include issuers located in emerging market countries. Currently, securities of most issuers in emerging market countries would not be permitted investments of the fund because those securities would not be considered high quality, as required by the fund’s existing investment objective. This broadening of the fund’s investment universe will provide it with opportunities for increased credit and currency diversification.

Q.     How will changing the investment objective of the International Bond Fund affect the risks of investing in the International Bond Fund?

A.     The fund’s new investment objective and accompanying revision to its investment strategy may subject the fund to the following additional risks:

●

Credit risk- Most of the securities purchased by the fund are high-quality debt securities at the time of purchase. However, if the proposed investment objective is approved by shareholders, the fund may invest part of its assets in securities rated in the lower two investment-grade categories (e.g., A and BBB) and in high-yield debt securities, which are rated in the fifth category (e.g., BB) or below. As a result, the fund may have increased credit risk.

●

Emerging Markets risk – Investing in securities of companies located in emerging market countries generally is riskier than investing in securities of companies located in foreign developed countries. Emerging market countries may have unstable governments and/or economies that are subject to sudden change. These changes may be magnified by the countries’ emergent financial markets, resulting in significant volatility to investments in these countries.

●

Liquidity risk – The fund may have greater exposure to liquidity risk. The market for lower-quality debt securities is generally even less liquid than the market for higher-quality securities. Adverse publicity and investor perceptions, as well as new and proposed laws, also may have a greater negative impact on the market for lower-quality securities.

Q.     Why am I being asked to approve the reclassification of the investment objective from “fundamental” to “non-fundamental”?

A.     In order to enhance the fund’s flexibility, shareholders are also being asked to reclassify the fund’s investment objective as “non-fundamental,” which means that the Board will be able to change the fund’s investment objective in the future without shareholder approval. This would permit the Board to change the investment objective if the Board believes it is in the best interests of shareholders. However, the fund would notify shareholders at least 60 days in advance of any future material changes to the fund’s investment objective.

Q.      How does the Board recommend that I vote?

A.     The Board, including all of the Independent Trustees, unanimously recommends you vote “FOR” the proposals.

Q.     What happens if a proposal is not approved?

A.     If only one proposal is approved by the shareholders of the fund, the fund will implement the proposal that was approved. The approval of one proposal is not contingent upon the approval of the other proposal.

Q.     My holdings in the Fund are small, why should I vote?

A.     Your vote makes a difference. If many shareholders do not vote their proxies, your fund may not receive enough votes to go forward with its special meeting. This means additional costs will be incurred to solicit votes to determine the outcome of the proposals.

Q.     Why are multiple proxy cards enclosed?

A.     If you own shares of the fund in multiple accounts that are titled differently, you will receive a proxy card for each account.

Q.     How do I cast my vote?

A.     You may vote online, by phone, by mail or in person at the special meeting. To vote online, access the Web site listed on a proxy card. To vote by telephone, call the toll-free number listed on a proxy card. To vote online or by telephone, you will need the number that appears in the gray box on each of your proxy cards. To vote by mail, complete, sign and send us the enclosed proxy card(s) in the enclosed postage-paid envelope. You also may vote in person at the special meeting on September 15, 2014. If you need more information or have any questions on how to cast your vote, call our proxy solicitor, D.F. King & Co., Inc., at 1-888-505-5751.

Your vote is important. Please vote today and avoid the need for additional solicitation expenses.

amerICAN CENTURY INVESTMENTS

INTERNATIONAL BOND FUND

4500 mAIN sTREET

kANSAS cITY, mo 64111

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
TO BE HELD SEPTEMBER 15, 2014

To Our Shareholders:

NOTICE IS HEREBY GIVEN that a Special Meeting of Shareholders (the “meeting”) of American Century International Bond Fund (the “fund”), a series of American Century International Bond Funds, will be held at 10:00 a.m. Central Time on September 15, 2014 at 4500 Main Street, Kansas City, Missouri 64111 to consider the following proposals (each a “proposal” and collectively, the “proposals”):

1.

To approve a change in the International Bond Fund's investment objective from seeking "high total return by investing in high-quality, non-dollar-denominated government and corporate debt securities outside the US" to seeking "total return."

2.	To approve reclassification of the International Bond Fund’s investment objective from “fundamental” to “non-fundamental.”

Shareholders of record of the International Bond Fund as of the close of business on June 30, 2014 are entitled to vote at the meeting and any adjournments or postponements thereof.

In the event that a quorum is not present or in the event that a quorum is present but sufficient votes in favor of a proposal have not been received, the persons named as proxies may propose one or more adjournments of the meeting to permit further solicitation of proxies without further notice other than by announcement at the meeting. However, if the meeting is adjourned for more than ninety days, then the fund is required to send a new shareholder meeting notice to shareholders. Any adjournment of the meeting for the further solicitation of proxies for a proposal will require the affirmative vote of a majority of the total number of shares of the fund that are present in person or by proxy at the meeting to be adjourned. The persons named as proxies will vote those proxies that they are entitled to vote in their discretion as to any such adjournment. A shareholder vote may be taken on any proposal if a quorum is present prior to such adjournment. Such vote will be considered final regardless of whether the meeting is adjourned to permit additional solicitation with respect to any other proposal.

Unless revoked, proxies that have been properly executed and returned by shareholders without instructions will be voted in favor of the proposals.

By Order of the Board of Trustees,

Ward D. Stauffer

Secretary

July 3, 2014

PROXY STATEMENT

INTERNATIONAL BOND FUND

This proxy statement is being furnished in connection with the solicitation of proxies by the Board of Trustees (the “Board” or “Trustees”) of International Bond Fund (the “fund”), a series of American Century International Bond Funds (the “company”). The Board is soliciting the proxies of shareholders of the fund for use in connection with a Special Meeting (the “meeting”) of shareholders of the fund that will be held at 10:00 a.m. Central Time on September 15, 2014 at American Century’s office at 4500 Main Street, Kansas City, Missouri. The meeting notice, this proxy statement and proxy cards are being sent to shareholders of record as of the close of business on June 30, 2014 (the “Record Date”) beginning on or about July 11, 2014. Please read this proxy statement and keep it for future reference. The fund has previously sent its annual report and semiannual report to its shareholders. A copy of the fund’s most recent annual report and semiannual report may be obtained without charge by writing to the fund at the address listed above or by calling 1-800-345-2021. If you have any questions regarding this proxy statement, please contact our proxy solicitor, D.F. King, at 1-888-505-5751.

Important Notice Regarding the Availability of Proxy Materials for the Special Meeting of Shareholders to Be Held on September 15, 2014: This proxy statement is available on the Internet at the website listed on your proxy card(s). On this website, you also will be able to access the Notice of Special Meeting of Shareholders, the form of proxy card and any amendments or supplements to the foregoing materials that are required to be furnished to shareholders. The proxy statement is also available at https://ipro.sit.americancentury.com/en/mutual-funds/details/
summary/international-bond/international-bond-fund-proposals.html

SUMMARY of proposalS and voting

The following is a summary of certain information contained elsewhere in this proxy statement. This summary is qualified in its entirety by reference to information contained elsewhere in this proxy statement.

Purpose of the Meeting	The purpose of the meeting is to consider and vote on the following proposals:
	1.	To approve a change in the International Bond Fund's investment objective from seeking "high total return by investing in high-quality, non-dollar-denominated government and corporate debt securities outside the US" to seeking "total return."
	2.	To approve reclassification of the International Bond Fund’s investment objective from “fundamental” to “non-fundamental.”
Required Vote

Each proposal must be approved by the lesser of (i) more than 50% of the outstanding shares of the fund or (ii) 67% or more of the shares of the fund present or represented by proxy at the meeting if more than 50% of such shares are present or represented by proxy.

How to Vote

Shareholders may vote by telephone by following the instructions on the enclosed proxy card. Shareholders may also vote by mail by returning the enclosed proxy card or in person by attending the meeting. Shareholders can obtain directions to the meeting by calling American Century at 1-800-345-2021.

The Board recommends that you vote “FOR” both proposals.

PROPOSAL 1: CHANGE OF INVESTMENT OBJECTIVE TO INVESTMENT OBJECTIVE SEEKING “TOTAL RETURN”

The Board has approved a change to the fund’s investment objective in order to permit the fund to broaden its country, currency, sector and security universe by permitting it to invest across the entire credit spectrum. The fund’s current investment objective, which is fundamental, is to seek “high total return by investing in high-quality, non-dollar-denominated government and corporate debt securities outside the US.” The credit quality requirement of the fund’s current investment objective effectively limits the fund’s investment universe to high-quality debt securities. The fund defines high-quality debt securities in its prospectus as fixed-income investments that have been rated by an independent rating agency in its top two credit quality categories or determined by the fund’s investment advisor to be of comparable credit quality. The 2008 credit crisis resulted in several countries, such as Italy, Spain, Ireland and Portugal, no longer being categorized as high quality. This has resulted in a reduction of investment opportunities for the fund. The proposed change to the fund’s investment objective would permit the fund to invest in securities without regard to their credit quality and therefore broaden the universe of permitted investments for the fund. It is anticipated that, if the proposed investment objective is approved by shareholders, the fund would revise its investment strategy to permit it to invest in the lower two categories of investment-grade securities (e.g., A and BBB) as well as non-investment grade debt securities (“junk bonds”), which could include issuers located in emerging market countries. Currently, securities of most issuers in emerging market countries would not be permitted investments of the fund because those securities would not be considered high quality. This broadening of the fund’s investment universe will provide it with opportunities for increased credit and currency diversification. In addition, the proposed investment objective eliminates the reference to non-dollar denominated securities, though the fund expects to continue to invest at least 80% of its net assets in non-dollar denominated foreign government and foreign corporate debt securities.

As noted in the table below, the fund is already subject to a certain degree of credit and liquidity risk. However, the fund’s new investment objective and accompanying revision to its investment strategy may subject the fund to the following additional risks:

Credit Risk. Non-investment grade securities generally entail greater credit risk. Credit risk is the risk that the inability or perceived inability of the issuer to make interest and principal payments will cause the value of the securities to decrease. A high credit rating indicates a high degree of confidence by the rating organization that the issuer will be able to withstand adverse business, financial or economic conditions and make interest and principal payments on time. A lower credit rating indicates a greater risk of non-payment. If the proposed change to the fund’s investment objective is approved, the fund will be permitted to invest part of its assets in securities rated in the lower two investment-grade categories (e.g., A and BBB) and in high-yield debt securities which are rated in the fifth category (e.g., BB) or below. Although their securities are considered investment grade, issuers of BBB-rated securities (and securities of similar quality) are more likely to have problems making principal and interest payments than issuers of higher-rated securities. Issuers of non-investment grade securities are more vulnerable to real or perceived economic changes (such as an economic downturn or a prolonged period of rising interest rates), political changes or adverse developments specific to an issuer. In addition, lower-rated securities may be unsecured or subordinated to other obligations of the issuer. These factors may be more likely to cause an issuer of low-quality debt securities to default on its obligation to pay the interest and principal due under its securities.

Liquidity Risk. The chance that a fund will have difficulty selling its debt securities is called liquidity risk. During periods of market turbulence or unusually low trading activity, in order to meet redemptions it may be necessary for the fund to sell securities at prices that could have an adverse effect on the fund’s price. While the fund is already subject to a certain degree of liquidity risk, the market for lower-quality debt securities is generally even less liquid than the market for higher-quality securities. Adverse publicity and investor perceptions, as well as new and proposed laws, also may have a greater negative impact on the market for lower-quality securities.

Emerging Markets Risk. Investing in securities of companies located in emerging market countries generally is riskier than investing in securities of companies located in foreign developed countries because emerging market countries may have unstable governments and/or economies that are subject to sudden change. These changes may be magnified by the countries’ emergent financial markets, resulting in significant volatility to investments in these countries. These countries also may lack the legal, business and social framework to support securities markets.

The table below provides a summary of the anticipated changes to the fund if the proposed change to the investment objective is approved by shareholders.

	Current	Proposed
Investment Objective	The fund seeks high total return by investing in high-quality, non-dollar-denominated government and corporate debt securities outside the U.S.	The fund seeks total return.
Investment Strategy	80% minimum in non-dollar-denominated foreign government and foreign corporate debt securities	No change

Investments	Debt securities in the highest two credit quality categories issued by: ● Foreign governments ● Supranational organizations ● Foreign companies

May also invest in:

Debt securities in the lower two categories of investment-grade or below investment grade issued by:

●   Foreign governments

●   Supranational organizations

●   Foreign companies

Debt securities issued by companies located in emerging markets

Risks

●   Credit risk associated with higher-rated, investment-grade debt securities

●   Liquidity risk associated with higher-rated, investment-grade debt securities

●   Foreign securities risk

●   Currency risk

●   Interest rate risk

The fund’s new investment objective and accompanying revision to its investment strategy may subject the fund to the following additional risks:

●    Potential for increased credit risk associated with lower-quality or below-investment grade securities

●    Potential for greater volatility to investments and other risks related to the governments, economies and financial markets in emerging market countries

●    Potential for greater liquidity risk due to less liquid markets for lower-quality debt securities than for higher-quality debt securities

If shareholders approve the fund’s adoption of an investment objective of seeking “total return,” the fund will seek total return from growth of capital and from income and there would be no limitation on the amount of the fund’s assets which may be invested for growth of capital or income. There can be no assurance that the fund will achieve this investment objective of total return. If this proposal is approved, it is anticipated that the fund will reposition a portion of its portfolio in order to invest in investments, such as the lower two categories of investment-grade securities and non-investment grade securities, that are permitted by the fund’s new investment objective. The repositioning of the fund’s portfolio will likely result in an increased capital gain distribution to shareholders.

The Board of Trustees recommends that you vote “FOR” the change of investment objective.

PROPOSAL 2: RECLASSIFICATION OF THE FUND’S INVESTMENT OBJECTIVE FROM FUNDAMENTAL TO NON-FUNDAMENTAL

Under applicable law, a mutual fund’s investment objective is not required to be fundamental. The fund’s current investment objective is fundamental, which means that shareholders need to approve any material change to the investment objective. In order to enhance the fund’s flexibility, it is proposed that the fund’s investment objective be reclassified as a “non-fundamental” policy, which means that the Board will be able to change the fund’s investment objective in the future without shareholder approval. As the Board reviews and monitors the investment strategies and investment performance of the fund, this would permit the Board to change the investment objective if the Board believes it is in the best interests of shareholders, to respond to changing market conditions or when necessary to comply with possible future regulatory developments. The Board also believes current industry trends favor classification of investment objectives as non-fundamental instead of fundamental, and considered that reclassifying the fund’s investment objective as non-fundamental will conform the fund’s investment objective to this current trend. Reclassifying the investment objective as a non-fundamental policy would also alleviate the time and expense associated with holding a shareholder meeting and soliciting proxies in conjunction with any future material change of the fund’s investment objective. However, the fund would be required to notify shareholders at least 60 days in advance of any future material change to the fund’s investment objective. If shareholders approve this Proposal 2, the fund also would disclose in the fund’s prospectus that the investment objective of the fund is non-fundamental and may be changed by the Board without a vote of the shareholders. The Board currently does not intend to change the fund’s investment objective other than as described in Proposal 1.

If shareholders do not approve Proposal 2, the fund investment objective will continue to be fundamental and the Board will be required to seek shareholder approval if, in the future, it decides to change either the investment objective or reclassify the investment objective from fundamental to non-fundamental.

The Board of Trustees recommends that you vote “FOR” reclassification of the fund’s investment objective from fundamental to non-fundamental.

OTHER INFORMATION

General Information

This proxy statement is being furnished in connection with the solicitation of proxies by the Board of Trustees. Proxies may be solicited by officers or employees of the fund or American Century Investments, as well as any proxy solicitation firm hired by American Century Investments. Additionally, financial intermediaries may solicit the votes of the beneficial owners of the fund who are their customers. It is anticipated that the solicitation of proxies will be primarily by mail, Internet, telephone, facsimile or personal interview. Shareholders who communicate proxies by telephone or by other electronic means have the same power and authority to issue, revoke or otherwise change their voting instructions as shareholders submitting proxies in written form. Telephonic solicitations will follow procedures designed to ensure accuracy and prevent fraud. American Century Investments may reimburse banks, brokers and others for their reasonable expenses in forwarding proxy solicitation materials to beneficial owners of fund shares, and may reimburse certain officers or employees that it may employ for their reasonable expenses in assisting in the solicitation of proxies from such beneficial owners. The expenses associated with this Proxy Statement are anticipated to include the following: (a) expenses associated with the preparation of this Proxy Statement; (b) the costs of printing and mailing the proxy materials and other materials used in connection with the proxy solicitation; (c) accounting and legal fees incurred in connection with the preparation of this Proxy Statement or in connection with the proxy solicitation; (d) solicitation, tabulation and related processing costs (including the costs of a third party solicitor and tabulation agent); and (e) other related administrative or operational costs. American Century Services, LLC (“ACS”), the transfer agent and administrator of the fund, has agreed to pay the expenses associated with this proxy statement that are detailed above.

ACS has entered into a contract with D.F. King & Co., Inc. (“D.F. King”) pursuant to which D.F. King will provide certain project management, telephone solicitation, and Internet and telephonic voting services in addition to providing for the mailing of the proxy statement. The fees to be paid to D.F. King by ACS under the contract are estimated to be $249,000 in the aggregate.

Date, Time and Place of the Meeting

The meeting will be held on September 15, 2014 at 10:00 a.m. Central Time at the principal executive offices of American Century Investments, 4500 Main Street, Kansas City, Missouri 64111.

Use and Revocation of Proxies

A shareholder executing and returning a proxy has the power to revoke it at any time prior to its exercise by executing a superseding proxy (i.e., a later-dated and signed proxy), by submitting a notice of revocation to the Secretary of the fund or by subsequently registering his or her vote by telephone or over the Internet. In addition, although mere attendance at the meeting will not revoke a proxy, a shareholder of record present at the meeting may withdraw his or her proxy and vote in person. All shares represented by properly executed proxies received at or prior to the meeting, unless such proxies previously have been revoked, will be voted at the meeting in accordance with the directions on the proxies. If no direction is indicated on a properly executed proxy, such shares will be voted “FOR” approval of the proposals. It is not anticipated that any matters other than the approval of the proposals will be brought before the meeting. If, however, any other business properly is brought before the meeting, proxies will be voted in accordance with the judgment of the persons designated on such proxies.

Voting Rights and Required Votes

A quorum of shareholders is necessary to hold a valid meeting. Shareholders entitled to vote one-third of the issued and outstanding shares of the fund must be present in person or by proxy to constitute a quorum for purposes of voting on the proposals. Shareholders are entitled to one vote per dollar of net asset value represented by their shares, with fractional dollars voting proportionally. Shareholders of all classes of the fund vote together on each proposal. Approval of each proposal requires the approval of the lesser of (i) more than 50% of the outstanding shares of the fund or (ii) 67% or more of the shares of the fund present or represented by proxy at the meeting if more than 50% of such shares are present or represented by proxy. Broker-dealer firms or other financial intermediaries holding shares of the fund in “street name” for the benefit of their customers and clients will request the instructions of such customers and clients on how to vote their shares before the meeting. The fund will include shares held of record by broker-dealers who have been authorized by their customers to vote such shares in its tabulation of the total number of shares present for purposes of determining whether the necessary quorum of shareholders exists. Shares as to which properly executed proxies are returned but that are marked “abstain” or with respect to which a broker-dealer has declined to vote on any proposal (“broker non-votes”) will also be counted as present for the purposes of determining a quorum. For this reason, abstentions and broker non-votes will have the effect of a “no” vote for purposes of obtaining the requisite approval of the proposals. In the event that a quorum is not present or in the event that a quorum is present but sufficient votes in favor of a proposal have not been received, the persons named as proxies may propose one or more adjournments of the meeting to permit further solicitation of proxies as to any proposal without further notice other than by announcement at the meeting. Any adjournment of the meeting for the further solicitation of proxies for a proposal will require the affirmative vote of a majority of the total number of shares entitled to vote on the proposal that are present in person or by proxy at the meeting to be adjourned. However, if the meeting is adjourned for more than ninety days, then the fund is required to send a new shareholder meeting notice to shareholders. The persons named as proxies will vote those proxies that they are entitled to vote in their discretion as to any such adjournment.

Outstanding Shares and Significant Shareholders

Only holders of record of shares at the close of business on June 30, 2014 (the “record date”) are entitled to vote on the proposals at the meeting or any adjournment thereof. The following table sets forth the number of shares of the fund issued and outstanding and the number of votes entitled to vote as of the close of business on the record date.

SHARE CLASS	OUTSTANDING SHARES	NUMBER OF VOTES ENTITLED TO VOTE ($1 EQUALS 1 VOTE)
Investor Class (BEGBX)	41,394,315.4920	600,217,574.63
Institutional Class (AIDIX)	29,249,779.2880	424,414,297.47
A Class (AIBDX)	6,654,629.2560	96,092,846.46
C Class (AIQCX)	233,710.8810	3,351,414.03
R Class (AIBRX)	15,971.2160	230,624.36
R6 Class (AIDDX)	525,370.4300	7,617,871.24

Security Ownership of Certain Beneficial Owners and Management of the Fund

As of June 30, 2014, the following persons owned, to the knowledge of management, 5% or more of the outstanding shares of any class of the fund. A shareholder owning beneficially more than 25% of the fund’s voting securities may be deemed to “control” (as defined in the Investment Company Act of 1940 (the “1940 Act”) the fund. The vote of any such person could have a more significant effect on matters presented at a shareholder’s meeting than votes of other shareholders.

Class	Shareholder	Percentage of Outstanding Shares Owned of Record

Investor Class

	Morgan Stanley Smith Barney Jersey City, New Jersey	15%

	American Century Serv Corp SSB&T Custodian One Choice Portfolio Conservative Omnibus Kansas City, Missouri	12%
	Shares owned of record and beneficially

	Charles Schwab & Co. Inc San Francisco, California	9%

	Pershing LLC Jersey City, New Jersey	8%

Class	Shareholder	Percentage of Outstanding Shares Owned of Record

	American Century Serv Corp SSB&T Custodian One Choice Portfolio Moderate Omnibus Kansas City, Missouri	7%
	Shares owned of record and beneficially

	American Century Serv Corp SSB&T Custodian One Choice Portfolio Very Conservative Omnibus Kansas City, Missouri	6%
	Shares owned of record and beneficially

	National Financial Services LLC Jersey City, New Jersey	5%

Institutional Class

	American Century Serv Corp SSB&T Custodian One ChoiceSM 2025 Portfolio IBond Omnibus Kansas City, Missouri	24%
	Shares owned of record and beneficially

	American Century Serv Corp SSB&T Custodian One ChoiceSM 2015 Portfolio IBond Omnibus Kansas City, Missouri	21%
	Shares owned of record and beneficially

	American Century Services LLC SSB&T Custodian One ChoiceSM 2020 Portfolio International Bond Omnibus Kansas City, Missouri	18%
	Shares owned of record and beneficially

	American Century Serv Corp SSB&T Custodian One ChoiceSM In Retirement Portfolio IBond Omnibus Kansas City, Missouri	10%
	Shares owned of record and beneficially

	Band & Co. Milwaukee, Wisconsin	9%

	American Century Services LLC SSB&T Custodian One ChoiceSM 2030 Portfolio International Bond Omnibus Kansas City, Missouri	7%
	Shares owned of record and beneficially

Class	Shareholder	Percentage of Outstanding Shares Owned of Record

A Class

	KS Postsecondary Education SP SSB&T Custodian Kansas City, Missouri	66%

Includes 17.94% registered for the benefit of Schwab-

Moderate Intl Bond Advisor Omnibus; 15.60%

registered for the benefit of Schwab-Moderately

Aggressive Intl Bond Advisor Omnibus; 13.01%

registered for the benefit of Schwab-Moderately

Conservative Intl Bond Advisor Omnibus; 12.96%

registered for the benefit of Schwab-Conservative Intl

Bond Advisor Omnibus; and 6.69% registered for the

benefit of Schwab-Short-Term Intl Bond Advisor

Omnibus.

	American Enterprise Investment Svc Minneapolis, Minnesota	19%

C Class

	JP Morgan Clearing Corp Omnibus Brooklyn, New York	43%

	MLPF&S Jacksonville, Florida	16%

	National Financial Services LLC Jersey City, New Jersey	10%

	Morgan Stanley Smith Barney Jersey City, New Jersey	9%

	Pershing LLC Jersey City, New Jersey	7%

R Class

	MG Trust Company Cust	61%
	Denver, Colorado
	Includes 23.13% registered for the benefit of Cooper Safe
	Harbor 401K Plan; 15.53% registered for the benefit of
	Rich, Wightman & Company Certified; 7.14% registered for
	the benefit of NL Technology LLC 401(K) Plan; and 6.19%
	registered for the benefit of August Law Group 401K PS
	Plan

	Pershing LLC	17%
	Jersey City, New Jersey

	Alerus Financial FBO GMI Inc 401K Plan	14%
	Saint Paul, Minnesota

Class	Shareholder	Percentage of Outstanding Shares Owned of Record

R6 Class

	American Century Serv. Corp. SSB&T Custodian One ChoiceSM 2020 R6 Portfolio International Bond Omnibus Kansas City, Missouri	32%
	Shares owned of record and beneficially

	American Century Serv. Corp. SSB&T Custodian One ChoiceSM 2025 R6 Portfolio International Bond Omnibus Kansas City, Missouri	25%
	Shares owned of record and beneficially

	American Century Serv. Corp. SSB&T Custodian One ChoiceSM 2015 R6 Portfolio International Bond Omnibus Kansas City, Missouri	21%
	Shares owned of record and beneficially

	American Century Serv. Corp. SSB&T Custodian One ChoiceSM 2030 R6 Portfolio International Bond Omnibus Kansas City, Missouri	11%
	Shares owned of record and beneficially

	American Century Serv Corp SSB&T Custodian One ChoiceSM In Retiremt R6 Portfolio International Bond Omnibus Kansas City, Missouri	11%
	Shares owned of record and beneficially

The fund is unaware of any other shareholder, beneficial or of record, who owns more than 5% of any class of the fund’s outstanding shares. The directors and officers of the fund, in the aggregate, owned less than 1% of the fund’s outstanding shares as of June 30, 2014.

Other Service Providers

The fund’s investment advisor is American Century Investment Management, Inc. American Century Services, LLC serves as transfer agent and administrator of the fund. American Century Investment Services, Inc. serves as distributor to the fund. The transfer agent/administrator and distributor are affiliates of the advisor and are located at 4500 Main Street, Kansas City, Missouri 64111.

Proxy Statement Delivery

To reduce the amount of mail you receive from us, we are delivering a single copy of the proxy statement to investors who share an address, even if their accounts are registered under different names. On written or oral request, we will promptly deliver a proxy statement to an investor at a shared address at which a single copy of this proxy statement was delivered. An additional copy of this proxy statement may be obtained by writing to the following address: American Century Investments, P.O. Box 419200, Kansas City, Missouri, 64141-6200, or calling American Century Investments, at 1-800-345-2021. Investors at a shared address may change their current election regarding the number of copies of fund documents delivered to their shared address by contacting American Century Investments at 1-800-345-2021 or writing to American Century Investments, 430 West 7th Street, Kansas City, Missouri 64100, or contacting their financial professional.

WHERE TO FIND ADDITIONAL INFORMATION

The company is subject to the informational requirements of the Securities Act of 1933, the Securities Exchange Act of 1934, and the 1940 Act, and in accordance therewith files reports and other information with the Securities and Exchange Commission (the “SEC”). Reports, proxy and information statements, and other information filed by the company, on behalf of the fund, can be obtained by calling or writing the fund and can also be inspected and copied by the public at the public reference facilities maintained by the SEC in Washington, DC located at Room 1580, 100 F Street, N.E., Washington DC 20549 and located at room 1204, Everett McKinley Dirksen Bldg., 219 Dearborn Street, Chicago, IL 60604 and 233 Broadway, NY, NY 10007. Copies of such material can be obtained at prescribed rates from the Public Reference Branch, Office of Consumer Affairs and Information Services, SEC, Washington DC 20549, or obtained electronically from the EDGAR database on the SEC’s website (www.sec.gov).

SHAREHOLDER PROPOSALS, DISCRETION OF ATTORNEYS NAMED IN THE PROXY AND OTHER MATTERS

The fund is not required, and does not intend, to hold regular annual meetings of shareholders. Shareholders wishing to submit proposals for consideration for inclusion in a proxy statement for the next meeting of shareholders should send their written proposals to Corporate Secretary, American Century Investments, P.O. Box 410141, Kansas City, Missouri, 64141, or by e-mail to corporatesecretary@americancentury.com so that they are received within a reasonable time before any such meeting. No business other than the matters described above is expected to come before the meeting, but should any other matter requiring a vote of shareholders arise, including any question as to an adjournment or postponement of the meeting, the persons named on the enclosed proxy card(s) will vote on such matters according to their best judgment in the interests of the fund.

SHAREHOLDERS ARE REQUESTED TO COMPLETE, DATE AND SIGN THE ENCLOSED PROXY CARD(S) AND RETURN IT IN THE ENCLOSED ENVELOPE, WHICH NEEDS NO POSTAGE IF MAILED IN THE UNITED STATES

CL-BKT-82913

Proxy Card

PROXY TABULATOR P.O. BOX 1602 NEW YORK, NY 10269-0118	Vote this proxy card TODAY! Your prompt response will save the expense of additional mailings.

LOG-ON: Vote on the internet at www.kingproxy.com/americancentury and follow the on-screen instructions.

CALL: To vote by phone call toll-free 1-888-505-5751 and follow the recorded instructions.

MAIL: Return the signed proxy card in the enclosed envelope.

AMERICAN CENTURY INTERNATIONAL BOND FUNDS

International Bond Fund

Proxy for a Special Meeting of Shareholders to be held on September 15, 2014

KNOW ALL PERSONS BY THESE PRESENTS that the undersigned shareholder of the International Bond Fund (the “fund”) hereby appoints each of Christine J. Crossley, Brian L. Brogan, Kathleen G. Nelson, Ryan L. Blaine, Daniel K. Richardson and David H. Reinmiller, collectively or individually, as his or her attorney-in-fact and proxy, with the power of substitution of each, to vote and act with respect to all shares of the fund, which the undersigned is entitled to vote at the special meeting of shareholders (the “meeting”) to be held on September 15, 2014 at the principal executive offices of the company at 4500 Main Street, Kansas City, Missouri 64111 at 10:00 a.m. Central Time, and at any adjournment thereof.

The attorneys named will vote the shares represented by this proxy in accordance with the choice made on this ballot. IF THE PROXY IS PROPERLY EXECUTED BUT NO CHOICE IS INDICATED AS TO THE PROPOSALS, THIS PROXY WILL BE VOTED AFFIRMATIVELY ON THE PROPOSALS. DISCRETIONARY AUTHORITY IS HEREBY CONFERRED AS TO ALL OTHER MATTERS AS MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENT THEREOF. THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES.

PLEASE SIGN, DATE, AND RETURN PROMPTLY IN ENCLOSED ENVELOPE IF YOU ARE NOT VOTING BY PHONE OR INTERNET

Dated

Signature(s) and Title(s), if applicable (SIGN IN THE BOX)

NOTE: Please sign this proxy exactly as your name appears on the books of the company. Joint owners should each sign personally. Trustees and other fiduciaries should indicate the capacity in which they sign, and where more than one name appears, a majority must sign. If a corporation, this signature should be that of an authorized officer who should state his or her title.

Please fill in box(es) as shown using black or blue ink or number 2 pencil.		☒
PLEASE DO NOT USE FINE POINT PENS.

After careful consideration, the Board of Trustees of the company, including all of the Independent Trustees, unanimously approved the proposals listed below and recommended that shareholders vote “for” the proposals.

			FOR	AGAINST	ABSTAIN
1.

To approve a change in the fund’s investment objective from seeking

“high total return by investing in high-quality non-dollar-

denominated government and corporate debt securities outside the

US” to seeking “total return”.

			│ │	│ │	│ │

			FOR	AGAINST	ABSTAIN
2.	To approve re-classifying the fund’s investment objective from “fundamental” to “non-fundamental.”		│ │	│ │	│ │

YOUR VOTE IS IMPORTANT.

PLEASE COMPLETE, SIGN AND RETURN THIS CARD AS SOON AS POSSIBLE.

Proxy Card

PROXY TABULATOR P.O. BOX 1602 NEW YORK, NY 10269-0118	Vote this instruction card TODAY! Your prompt response will save the expense of additional mailings.

LOG-ON: Vote on the internet at www.kingproxy.com/americancentury and follow the on-screen instructions.

CALL: To vote by phone call toll-free 1-888-505-5751 and follow the recorded instructions.

MAIL: Return the signed proxy card in the enclosed envelope.

AMERICAN CENTURY INTERNATIONAL BOND FUNDS

International Bond Fund

Instruction for a Special Meeting of Shareholders to be held on September 15, 2014

[Insurance Company Prints Here]

The undersigned, an owner of or participant in an annuity or life insurance contract (the “Contract”) issued by the insurance company (the “Insurance Company”), hereby instructs the Insurance Company to vote its shares in the Fund noted above, which are attributable to the undersigned’s participation in the Contract at the special meeting of shareholders (the “meeting”) to be held on September 15, 2014 at the principal executive offices of the company 4500 Main Street, Kansas City, Missouri 64111 at 10:00 a.m. (Central Time), and any adjournment thereof, and to vote and act upon the following matters (as more fully described in the accompanying proxy statement) in respect of all shares of International Bond Fund which I (we) will be entitled to vote or act upon, with all powers I (we) would possess if personally present.

WHEN THIS INSTRUCTION CARD IS PROPERLY EXECUTED, THE SHARES REPRESENTED HEREBY WILL BE VOTED AS SPECIFIED. IF NO CHOICE IS INDICATED AS TO THE PROPOSALS, THIS INSTRUCTION CARD WILL BE VOTED AFFIRMATIVELY ON THE PROPOSALS AND IN THE DISCRETION OF THE INSURANCE COMPANY WITH RESPECT TO ALL OTHER MATTERS WHICH MAY PROPERLY COME BEFORE THE SPECIAL MEETING AND ANY ADJOURNMENTS THEREOF.

PLEASE SIGN, DATE, AND RETURN PROMPTLY IN ENCLOSED ENVELOPE IF YOU ARE NOT VOTING BY PHONE OR INTERNET

Dated

Signature(s) and Title(s), if applicable (SIGN IN THE BOX)

NOTE: Please sign this proxy exactly as your name appears on the books of the company. Joint owners should each sign personally. Trustees and other fiduciaries should indicate the capacity in which they sign, and where more than one name appears, a majority must sign. If a corporation, this signature should be that of an authorized officer who should state his or her title.

Please fill in box(es) as shown using black or blue ink or number 2 pencil.		☒
PLEASE DO NOT USE FINE POINT PENS.

After careful consideration, the Board of Trustees of the company, including all of the Independent Trustees, unanimously approved the proposals listed below and recommends a vote “for” the proposals.

			FOR	AGAINST	ABSTAIN
1.

To approve a change in the fund’s investment objective from

seeking “high total return by investing in high-quality non-

dollar-denominated government and corporate debt securities

outside the US” to seeking “total return”.

			│ │	│ │	│ │

			FOR	AGAINST	ABSTAIN
2.	To approve re-classifying the fund’s investment objective from “fundamental” to “non-fundamental.”		│ │	│ │	│ │

YOUR VOTE IS IMPORTANT.

PLEASE COMPLETE, SIGN AND RETURN THIS CARD AS SOON AS POSSIBLE.